OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2012
OTHER INVESTMENTS
OTHER INVESTMENTS

16. OTHER INVESTMENTS

        As of December 31, 2012 and 2011, the Group's other investments comprised the following:

			December 31,
	Annual interest rate	Maturity date
			2012	2011
Investments in ordinary shares (related parties) (Note 24)	—	—	$10,068	$9,498
Loan receivable from Mr. P. Fattouche and Mr. M. Fattouche	6%	2015	90,000	92,700
Loan receivable from MTS Bank (related party) (Note 24)	8.8%	2022	69,141	—
Promissory notes of Sistema (Note 24)	0.0%	2017	20,362	19,209
Other	—	—	1,866	2,035

Total other investments			$191,437	$123,442

        The Group does not discount promissory notes and loans granted to related parties, interest rates on which are different from market rates. Accordingly, fair value of such notes and loans may be different from their carrying value.

        In December 2010, the Group granted a $90.0 million loan to Mr. Pierre Fattouche and Mr. Moussa Fattouche, the holders of a 20% noncontrolling stake in K-Telecom, the Group's subsidiary in Armenia. Simultaneously, the Group signed an amendment to the put and call option agreement for the remaining 20% stake. According to the amendment, the call exercise price shall be reduced by deducting any outstanding balance on the loan amount and all accrued and unpaid interest and any other sums due and outstanding under the loan agreement at the time of exercise. Interest accrued on the loan to Mr. Pierre Fattouche and Mr. Moussa Fattouche for the years ended December 31, 2012, 2011 and 2010, amounted to $5.6 million, $4.1 million and $0.4 million, respectively, and was included as a component of interest income in the accompanying consolidated statements of operations and comprehensive income. The fair value of the loan approximates its carrying value due to the marketable interest rate.